SUPPLEMENT DATED FEBRUARY 10, 2000

                                     TO

                             WEBS INDEX FUND, INC.

                                  PROSPECTUS

                                     AND

                     STATEMENT OF ADDITIONAL INFORMATION

                            DATED DECEMBER 30, 1999

     The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and the Statement of Additional Information of WEBS Index Fund, Inc., each dated December 30, 1999.

     The WEBS Fund's Board of Directors has approved, subject to approval by shareholders, several changes to the WEBS Fund's advisory agreement. The Board also approved fee reduction proposals from the WEBS Fund's administrator and accounting services agent and its global custodian and changes to the WEBS Fund's distribution arrangements.

* The Board of Directors has approved, subject to shareholder approval at a special meeting of shareholders expected to be held in early April 2000, amendments to the WEBS Fund's advisory agreement with Barclays Global Fund Advisors ("BGFA"), including a change to the WEBS Fund's fee arrangements with BGFA. The proposed new fee arrangements are designed both to compensate BGFA for its advisory services and to require BGFA to pay expenses of the WEBS Fund if and to the extent necessary to ensure that the expense ratio of each of the WEBS Fund's initial 17 WEBS Index Series, exclusive of fees payable under the WEBS Fund's Rule 12b-1 plan, brokerage costs and certain extraordinary expenses, equals .59% of the average daily net assets of the Series. The effect of the proposed amendments, at current asset levels and assuming no extraordinary expenses, would be an expense ratio of .84% (.59% + .25%) of average daily net assets for each WEBS Index Series. Expense ratios of the WEBS Fund's 17 WEBS Index Series in the fiscal year ended August 31, 1999 ranged from a high of 1.43% of average daily net assets for the Malaysia (Free) WEBS Index Series to a low of .94% of average daily net assets for the Japan WEBS Index Series. Details of the proposed amendments to the advisory agreement, including breakpoints and fee arrangements for the WEBS Index Series that have not yet commenced operations, will be included in the proxy statement for the special meeting of shareholders.

* The Board of Directors has approved fee reduction proposals from PFPC Inc., the WEBS Fund's administration and accounting services agent, and its global custodian. Based on current asset levels, these changes, which became effective as of the date of this supplement, resulted in reductions in asset based fees for the WEBS Fund ranging from approximately .13%
     (Hong Kong WEBS Index Series) to approximately .07% (Mexico (Free) WEBS Index Series) of average daily net assets.

* A new Distributor, SEI Investments Distribution Company, has been appointed for the WEBS Fund, effective no later than the end of March 2000. In addition, the Board of Directors' previous limitation on annual distribution fees paid by a WEBS Index Series under the WEBS Fund's Rule 12b-1 distribution plan (up to .20% of the average daily net assets of the Series) will be removed at the time that SEI becomes the WEBS Fund's Distributor, with the effect that each Series may pay annual distribution fees of up to .25% of the average daily net assets of the Series under the 12b-1 plan (the maximum permitted by the 12b-1 plan). An affiliate of the WEBS Fund's current distributor, Funds Distributor, Inc., is expected to provide marketing and consulting services in respect of WEBS after the transition of the distribution function to SEI.